SIGNET INTERNATIONAL HOLDINGS, INC.

205 WORTH AVENUE, SUITE 316

PALM BEACH, FLORIDA 33480

PHONE: 561-832-2000             TELEFAX: 561-832-1287

E-MAIL: signetint@aol.com

August 19, 2006

Mr. Robert L. Freeman, President

FreeHawk Productions, Inc.

11985 Southern Blvd. #104

Royal Palm Beach, FL 33411

Re: Contract dated 13 April 2006

Dear Mr. Freeman:

This is to confirm our mutual understandings and agreement to rescind the above contract which we executed on the above date. As you know, this was too premature to involve the production time and efforts in developing the shows at this stage of our growth.

I look forward to visiting this opportunity early next year and of course, working with you on the many projects we have in mind.

In this connection, I shall appreciate your initialing your acceptance of the above.

Thank you Bob,

Cordially,

/s/ Ernest W. Letiziano

Ernest W. Letiziano, President

Signet International Holdings, Inc.

The above is acknowledged and accepted:

/s/ Robert L. Freeman

Robert L. Freeman, President

Freehawk Productions, Inc.

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